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                                                                    EXHIBIT 10.2


                           FOURTH AMENDMENT AGREEMENT

                  FOURTH AMENDMENT AGREEMENT, dated as of September 7, 2004 (this "Fourth Amendment"), to the Amended and Restated Receivables Loan and Security Agreement, dated as of April 30, 2002, among Silverleaf Finance I, Inc. (the "Borrower"), Silverleaf Resorts, Inc. ("SRI"), as Servicer, Autobahn Funding Company LLC, as lender (the "Lender"), DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, as agent (the "Agent"), U.S. Bank Trust National Association, as Agent's Bank, and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Bank Minnesota, National Association), as Backup Servicer (as the same may have been amended, supplemented, modified or restated prior to the effectiveness hereof in accordance with its terms, the "Existing RLSA") Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Existing RLSA, as amended hereby (as so amended, and as otherwise amended, supplemented, modified or restated from time to time in accordance with its terms, the "Amended RLSA"),

                  WHEREAS, the parties hereto have agreed to amend certain provisions of the Existing RLSA on the terms and subject to the conditions herein set forth;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO THE EXISTING RLSA

                  l.1 Section 1.01 of the Existing RLSA is hereby amended by adding the following additional defined terms in appropriate alphabetical order:

                           "Business Model" means that certain business plan of
                  SRI annexed hereto as Schedule X."

                           "Holiday Hills Development" means SRI's timeshare
                  property located in Taney County, Missouri, known as Holiday Hills Resort.

                  1.2 The definition of "Eligible Receivable" in Section 1.01 of the Existing RLSA is hereby amended by inserting the following parenthetical "(excluding all Eligible Receivables related to the Holiday Hills Development)" immediately after the words "the Weighted Average Original Term of all Eligible Receivables" in clause (oo) thereto.

                  1.3 The definition of "Eligible Receivable" in Section 1.01 of the Existing RLSA is hereby amended by adding a new clause (zz) at the end thereof:

                  "(zz) If such Pledged Receivable related to the Holiday Hills Development, upon inclusion of such Pledged Receivable as an Eligible Receivable, the weighted average (weighted solely based on the Outstanding Principal Balances of the Eligible Receivables related to the Holiday Hills Development at such time) of the original number of monthly payments owed in respect of all Eligible Receivables related to the Holiday Hills Development shall be no more than 114 months."

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                  1.4 The definition of "FICO Score Adjustment Amount" in
Section 1.01 of the Existing RLSA is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

                  "FICO Score Adjustment Amount"means, at anytime, the sum of
         (i) the sum of the Outstanding Principal Balances of each Eligible Receivable (excluding any Eligible Receivable related to the Holiday Hills Development) initially Pledged hereunder on or after the Amendment Date the Obligor of which had a FICO Score of less than 650 at the time such Obligor purchased the related Interval, to the extent that including such Eligible Receivable in the calculation of the Weighted Average FICO Score of the Obligors related to all Eligible Receivables (excluding any Eligible Receivables related to the Holiday Hills Development) that are initially Pledged hereunder on or after the Amendment Date (such Weighted Average FICO Score to be determined with respect of each such Obligor at the time such Obligor purchased the related Interval) would cause such Weighted Average FICO Score to be or remain less than 650 and (ii) the sum of the Outstanding Principal Balances of each Eligible Receivable related to the Holiday Hills Development initially Pledged hereunder on or after the Amendment Date the Obligor of which had a FICO Score of less than 665 at the time such Obligor purchased the related Interval, to the extent that including such Eligible Receivable in the calculation of the Weighted Average FICO Score of all Obligors related to all Eligible Receivables related to the Holiday Hills Development that are initially Pledged hereunder on or after the Amendment Date (such Weighted Average FICO Score to be determined with respect of each such Obligor at the time such Obligor purchased the related Interval) would cause such Weighted Average FICO Score to be or remain less than 665.

                  1.5 The definition of "Overconcentration Amount" in Section
1.01 of the Existing RLSA is hereby amended by deleting clause (a) thereof' in its entirety and substituting in lieu thereof the following:

                  "(a) (x) the amount by which the sum of the Outstanding Principal Balances of all Eligible Receivables related to any one Eligible Development (other than the Holiday Hills Development) at such time exceeds (i) in the case of an Eligible Development at which at such time at least 70% of the completed inventory has been sold, 30% or
         (ii) in the case of an Eligible Development at which at such time less than 70% of the completed inventory has been sold, 25% (or such higher percentage as the Agent may agree to in writing in respect of such Eligible Development at such time) of the Eligible Receivables Balance at such time plus (y) the amount by which the sum of the Outstanding Principal Balances of all Eligible Receivables related to the Holiday Hills Development at such time exceeds 50% of the Eligible Receivables Balance at such time."

                  1.6 Clause (z) of Section 551 of the Existing RLSA is hereby amended by deleting such clause in its entirety and inserting in lieu thereof' the following:

                  "(z) SRI shall, at all times after September 7, 2004, take all actions necessary to be and remain in material compliance with the Business Model."

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                  1.7 The Existing RLSA is hereby amended by attaching a new
Schedule X thereto to read in its entirety as set forth in Schedule X to this Fourth Amendment.

         SECTION 2. CONDITIONS TO EFFECTIVENESS

                  This Fourth Amendment shall be effective upon the delivery to the Agent of counterparts (i) hereof executed by each of the parties hereto and
(ii) of an amendment to the Receivables Purchase Agreement (in form and substance satisfactory to the Agent) executed by each of the parties thereto.

         SECTION 3. MISCELLANEOUS

                  3.1 The Borrower and SRI each hereby certifies that the representations and warranties set forth in Article IV of the Amended RLSA (and any other representations and warranties made by the Borrower or SRI in the Amended RLSA) are true and correct on the date hereof with the same force and effect as if made on the date hereof In addition, the Borrower and SRI each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) shall have occurred and be continuing as of the date hereof nor shall any unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) occur due to this Fourth Amendment becoming effective, (b) the Borrower and SRI each has the corporate power and authority to execute and deliver this Fourth Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Fourth Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or SRI), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Fourth Amendment other than such that have been obtained.

                  3.2 The Amended RLSA is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

                  3.3 MI references in the Amended RLSA to "this Agreement" and "herein" and all references to the Existing RLSA in the documents executed in connection with the Existing RLSA shall mean the Amended RLSA.

                  3.4 This Fourth Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

                  3.5 The Borrower hereby agrees to pay all costs and expenses incurred by the Lender and the Agent in connection with this Fourth Amendment including, without limitation, the fees and expenses of Kaye Scholer LLP, counsel to the Lender and the Agent.


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                  3.6 THIS FOURTH AMENDMENT SHALL, IN ACCORDANCE WITH SECTION
5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  [Remainder of page intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Fourth Amendment as of the date first above written,


                                             SILVERLEAF RESORTS, INC


                                             By:     /s/ HARRY J. WHITE, JR.
                                                     --------------------------
                                             Name:   Harry J. White, Jr.
                                                     --------------------------
                                             Title:  Chief Financial Officer
                                                     --------------------------


                                             SILVERLEAF FINANCE 1, INC


                                             By:     /s/ HARRY J. WHITE, JR.
                                                     --------------------------
                                             Name:   Harry J. White, Jr.
                                                     --------------------------
                                             Title:  Chief Financial Officer
                                                     --------------------------


                                             Agreed and Accepted:

                                             DZ BANK AG DEUTSCHE ZENTRAL-
                                             GENOSSENSCHAFTSBANK, FRANKFURT
                                             AM MAIN


                                             By:     /s/ PATRICK PREECE
                                                     --------------------------
                                             Name:   Patrick Preece
                                                     --------------------------
                                             Title:  VP
                                                     --------------------------


                                             By:      /S/ MARK PARSA
                                                     --------------------------
                                             Name:    Mark Parsa
                                                     --------------------------
                                             Title:   AVP
                                                     --------------------------

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